Exhibit 99.1

Citrix Stockholders Approve Acquisition by Affiliates of Vista Equity Partners and Evergreen Coast Capital

FORT LAUDERDALE, Fla. – April 21, 2022 – Citrix Systems, Inc. (NASDAQ: CTXS) (“Citrix”) today announced that its stockholders voted to approve Citrix’s pending acquisition by affiliates of Vista Equity Partners and Evergreen Coast Capital Corporation, an affiliate of Elliott Investment Management L.P., at Citrix’s special meeting of stockholders held earlier today.

The final voting results on the proposals voted on at the special meeting will be set forth in a Form 8-K filed by Citrix with the U.S. Securities and Exchange Commission.

As previously announced, under the terms of the agreement, Citrix shareholders will receive $104.00 in cash per share. The transaction is currently expected to close in mid-2022, subject to customary closing conditions, including the receipt of regulatory approvals. Upon completion of the transaction, Citrix’s shares will no longer trade on the Nasdaq, and Citrix will become a private company.

About Citrix

Citrix (NASDAQ: CTXS) builds the secure, unified digital workspace technology that helps organizations unlock human potential and deliver a consistent workspace experience wherever work needs to get done. With Citrix, users get a seamless work experience and IT has a unified platform to secure, manage, and monitor diverse technologies in complex cloud environments.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Citrix’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Citrix’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain certain required regulatory approvals to the completion of the proposed Merger or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iii) any difficulties of Vista or Elliott in financing the Merger as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (iv) the effect of the announcement of the proposed Merger on the ability of Citrix to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact Citrix’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in Citrix’s filings with the SEC, including in its Annual Report on Form 10-K, filed February 16, 2022. As a result of such risks, uncertainties and factors, Citrix’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Citrix is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For media inquiries, contact:

Karen Master, Citrix Systems, Inc.

(216) 396-4683 or karen.master@citrix.com

For investor inquiries, contact:

Traci Tsuchiguchi, Citrix Systems, Inc.

(408) 790-8467 or traci.tsuchiguchi@citrix.com